UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2014

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 212-858-7514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On September 2, 2014, Endeavor IP, Inc. (the “Company”) notified KBL, LLP (the “Former Auditor”) of its dismissal, effective September 2, 2014, as the Company’s independent registered public accounting firm.  The Former Auditor served as the auditors of the Company’s financial statements for the period from May 13, 2013 through September 2, 2014.

The report of the Former Auditor on the Company’s consolidated balance sheet of the Company as of October 31, 2013 and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the year ended October 31, 2013 and for the statement of operations, changes in stockholders’ deficit and cash flows for the period May 13, 2013 through October 31, 2013 (Development Stage).  The report did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  The decision to change accountants was approved by the Company’s Board of Directors.

From May 13, 2013 through September 2, 2014, the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of September 4, 2014 is filed as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On September 2, 2014, Li and Company, PC (“LICO”) was appointed to serve as the Company’s new independent registered public accounting firm, effective September 2, 2014.  The engagement of the LICO as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors.  LICO served as the Company’s independent registered public accounting firm until May 13, 2013 when it was replaced by the Former Auditor.

Since the Company’s last recent fiscal year and any subsequent interim period prior to LICO’s engagement as the Company’s new independent registered public accounting firm, the Company did not consult with LICO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a reportable event as such term is described in Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit

16.1	Letter from KBL LLP dated September 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavor IP, Inc.

/s/ Ravinder Dhat

Ravinder Dhat,
Chief Executive Officer

Date: September 4, 2014